Exhibit 99.1

News Release

FOR IMMEDIATE RELEASE

November 1, 2005

For more information, contact:

Debra J. Richardson, Sr. Vice President

(515) 273-3551, drichardson@american-equity.com

John M. Matovina, Vice Chairman

(515) 273-3552, jmatovina@american-equity.com

D. J. Noble, Chairman

(515) 457-1705, dnoble@american-equity.com

American Equity Reports Record Adjusted Net Operating Income of $15.1 Million or $0.35 per Diluted Share

WEST DES MOINES, Iowa (November 1, 2005) – American Equity Investment Life Holding Company (NYSE: AEL), a leading underwriter of fixed rate and index annuities, today reported 2005 third quarter operating income(1) of a record $15.1 million, or $0.35 per diluted common share, an increase of 38% over 2004 third quarter operating income of $10.9 million, or $0.26 per diluted common share.  The performance highlights for the quarter include:

•                                          Annuity sales reached $739 million, a 59% increase over third quarter 2004

•                                          Year-to-date sales climbed to $2.2 billion, a 61% increase over year-to-date 2004

•                                          Year-to-date operating income totaled $42.5 million, a 36% increase over year-to-date 2004

•                                          Agency force exceeded 50,000 independent licensed agents

•                                          Book value per share was $8.70

Net Income before minority interest was $9.7 million compared with $10.7 million for the third quarter of 2004.

(1)          In addition to net income, American Equity has consistently utilized operating income, a non-GAAP financial measure commonly used in the life insurance industry, as an economic measure to evaluate its financial performance.  Operating income equals net income adjusted to eliminate the impact of (i) net realized gains and losses on investments; (ii) the impact of SFAS 133, dealing with the market value changes in derivatives; and (iii) the of impact consolidation under FIN 46 of American Equity Investment Service Company.  Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, American Equity believes a measure excluding their impact is useful in analyzing operating trends.  American Equity believes the combined presentation and evaluation of operating income together with net income, provides information that may enhance an investor’s understanding of American Equity’s underlying results and profitability.  A reconciliation of net income to operating income is provided in the accompanying tables.

1

INVESTMENT INCOME AND SPREAD RESULTS

Investment income, which is the largest component of American Equity’s revenues, was $142.4 million for the third quarter, compared to $109.4 million in the third quarter of 2004.  This 30% increase resulted primarily from the growth in the company’s annuity business and corresponding increases in invested assets. The weighted average yield on invested assets, of which approximately 99% are investment grade, was 6.19%.

At September 30, 2005, the aggregate duration of American Equity’s invested assets was 6.2 years, compared with the aggregate liability duration of 6.7 years.  The duration of the company’s liabilities has continued to lengthen as a result of the accelerated pace of growth in its index annuity products.  “American Equity occupies a unique position in the market as a result of the remaining high level of surrender charge protection in its annuity reserves,” commented David J. Noble, Chairman, CEO and President of American Equity.  “We view this protection as a significant hedge against unexpected policy lapses in changing interest rate environments.”

For the first nine months of 2005 American Equity earned a weighted average gross spread (aggregate yield on invested assets over the cost of money on annuities) of 2.50% on its aggregate annuity fund values, compared with 2.39% for the same period in 2004.  This improvement is attributable primarily to a reduction in the company’s cost of money on its annuity liabilities, including in particular the expirations of guaranteed interest rates on its 3-year rate-guaranteed products sold in 2001.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995.  Forward-looking statements relate to future operations, strategies, financial results or other developments, and are subject to assumptions, risks and uncertainties.  Statements such as “guidance,” “expect,” “anticipate,” “believe,” “goal,” “objective,” “target,” “may,” “should,” “estimate,” “projects,” or similar words as well as specific projections of future results qualify as forward-looking statements.  Factors that may cause our actual results to differ materially from those contemplated by these forward looking statements can be found in the company’s Form 10-K filed with the Securities and Exchange Commission.   Forward-looking statements speak only as of the date the statement was made and the company undertakes no obligation to update such forward-looking statements.  There can be no

2

assurance that other factors not currently anticipated by the company will not materially and adversely affect our results of operations.  Investors are cautioned not to place undue reliance on any forward-looking statements made by us or on our behalf.

CONFERENCE CALL

American Equity will hold a conference call to discuss third quarter 2005 earnings on Wednesday, November 2, 2005, at 10 a.m. CST.   The conference call will be webcast live on the Internet.  Investors and interested parties who wish to listen to the call on the Internet may do so at www.american-equity.com. The call may also be accessed by telephone at 866-831-6272, passcode 49666204 (international callers, please dial 617-213-8859).   An audio replay will be available shortly after the call on American Equity’s web site.  An audio replay will also be available via telephone through November 11, 2005 by calling 888-286-8010, passcode 44411315 (international callers will need to dial 617-801-6888).

ABOUT AMERICAN EQUITY

Founded in 1995, American Equity Investment Life Holding Company is a full-service underwriter of a broad line of annuity and insurance products, with a primary emphasis on the sale of fixed-rate and index annuities. The company has approximately 260 employees and over 50,000 agents selling its products in 49 states and District of Columbia.

###

3

American Equity Investment Life Holding Company

Net Income/Operating Income

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2005	2004	2005	2004
Revenues:
Traditional life and accident and health insurance premiums	$3,539	$3,581	$10,559	$11,680
Annuity and single premium universal life product charges	6,105	5,355	19,390	15,671
Net investment income	142,350	109,434	400,411	314,220
Realized gains (losses) on investments	(7,057)	422	(6,605)	811
Change in fair value of derivatives	16,038	(19,696)	(21,924)	(18,815)
Total revenues	160,975	99,096	401,831	323,567

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	3,338	2,424	10,296	10,055
Interest credited to account balances	93,882	77,368	224,812	236,965
Change in fair value of embedded derivatives	14,746	(25,913)	11,381	(53,244)
Interest expense on notes payable	4,082	245	12,271	1,100
Interest expense on subordinated debentures	3,826	2,428	10,014	6,821
Interest expense on amounts due under repurchase agreements	3,162	1,047	6,825	2,160
Amortization of deferred policy acquisition costs	14,445	16,551	47,105	46,442
Other operating costs and expenses	8,648	8,283	26,526	24,637
Total benefits and expenses	146,129	82,433	349,230	274,936

Income before income taxes and minority interest	14,846	16,663	52,601	48,631
Income tax expense	5,183	5,952	18,178	33,573
Income before minority interest	9,663	10,711	34,423	15,058
Minority Interest	2,500	—	2,500	(326)

Net income	7,163	10,711	31,923	15,384
Realized (gains) losses on investments, net of offsets	2,599	(274)	2,305	(527)
Net effect of FIN 46	2,836	(22)	2,793	16,120
Net effect of FAS 133	2,480	533	5,443	244

Operating income (a)	$15,078	$10,948	$42,464	$31,221

Earnings per common share	$0.19	$0.28	$0.83	$0.40
Earnings per common share - assuming dilution	$0.17	$0.26	$0.75	$0.38
Operating income per common share (a)	$0.39	$0.29	$1.11	$0.82
Operating income per common share - assuming dilution (a)	$0.35	$0.26	$0.99	$0.74

Weighted average common shares outstanding (in thousands):
Earnings per common share	38,497	38,258	38,416	38,117
Earnings per common share - assuming dilution	43,786	42,920	43,733	43,113

4

American Equity Investment Life Holding Company

Operating Income

Three months ended September 30, 2005

		Adjustments
		Realized Gains		Operating
	As Reported	and FIN 46	FAS 133	Income (a)
	(Dollars in thousands, except per share data)
Reserves:
Traditional life and accident and health insurance premiums	$3,539	$—	$—	$3,539
Annuity and single premium universal life product charges	6,105	—	—	6,105
Net investment income	142,350	142	—	142,492
Realized gains (losses) on investments	(7,057)	7,057	—	—
Change in fair value of derivatives	16,038	—	(5,316)	10,722
Total revenues	160,975	7,199	(5,316)	162,858

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	3,338	—	—	3,338
Interest credited to account balances	93,882	712	1,643	96,237
Change in fair value of embedded derivatives	14,746	—	(14,746)	—
Interest expense on General Agency Commission and Servicing Agreement	—	778	—	778
Interest expense on notes payable	4,082	(528)	—	3,554
Interest expense on subordinated debentures	3,826	—	—	3,826
Interest expense on amounts due under repurchase agreements	3,162	—	—	3,162
Amortization of deferred policy acquisition costs	14,445	2,347	3,972	20,764
Other operating costs and expenses	8,648	(94)	—	8,554
Total benefits and expenses	146,129	3,215	(9,131)	140,213

Income before income taxes and minority interest	14,846	3,984	3,815	22,645
Income tax expense	5,183	1,049	1,335	7,567
Income before minority interest	9,663	2,935	2,480	15,078
Minority Interest	2,500	(2,500)	—	—
Net income	$7,163	$5,435	$2,480	$15,078

Earnings per common share	$0.19			$0.39
Earnings per common share - assuming dilution	$0.17			$0.35

(a)          In addition to net income, we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Operating income equals net income adjusted to eliminate the impact of net realized gains and losses on investments, the impact of FIN 46, dealing with the consolidation of variable interest entities, and the impact of FAS 133, dealing with market value changes in derivatives. Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends. We believe the combined presentation and evaluation of operating income together with net income, provides information that may enhance an investor’s understanding of our underlying results and profitability.

5

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY

Financial Supplement

September 30, 2005

A.	Financial Highlights

Condensed Consolidated Balance Sheets
Consolidated Statements of Income
Operating Income Nine Months Ended September 30, 2005
Three Months Ended September 30, 2005
Quarterly Summary - Most Recent
Quarters
Capitalization/ Book Value per Share

B.	Product Summary

Annuity Deposits by Product Type
Surrender Charge Protection and Fund Values by Product Type
Annuity Liability Characteristics
Spread Results

C.	Investment Summary

Summary of Invested Assets
Credit Quality of Fixed Maturity Securities
Watch List Securities and Aging of Gross Unrealized Losses
Mortgage Loans by Region and Property Type

D.	Shareholder Information

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY

Financial Supplement – September 30, 2005

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY

CONDENSED CONSOLIDATED BALANCE SHEETS

(Dollars in thousands)

(Unaudited)

	September 30, 2005	December 31, 2004
		(Restated)
Assets
Investments:
Fixed maturity securities:
Available for sale, at market	$3,877,240	$2,705,323
Held for investment, at amortized cost	4,520,073	4,098,493
Equity securities, available for sale, at market	58,235	38,303
Mortgage loans on real estate	1,220,622	959,779
Derivative instruments	156,352	148,006
Policy loans	373	362
Total investments	9,832,895	7,950,266

Cash and cash equivalents	60,423	66,542
Coinsurance deposits—related party	1,988,238	2,068,700
Accrued investment income	65,112	44,871
Deferred policy acquisition costs	910,483	713,021
Deferred sales inducements	272,607	159,467
Deferred income tax asset	81,121	56,142
Other assets	29,576	28,279
Total assets	$13,240,455	$11,087,288

	September 30, 2005	December 31, 2004
		(Restated)
Liabilities and Stockholders’ Equity
Liabilities:
Policy benefit reserves	$11,627,948	$9,807,969
Other policy funds and contract claims	118,739	94,410
Other amounts due to related parties	25,371	31,955
Notes payable	277,424	283,375
Subordinated debentures	209,907	173,576
Amounts due under repurchase agreements	319,773	264,875
Other liabilities	312,979	125,585
Total liabilities	12,892,141	10,781,745

Stockholders’ equity:
Common Stock	40,043	38,360
Additional paid-in capital	226,912	215,793
Accumulated other comprehensive loss	(21,223)	(19,269)
Retained earnings	102,582	70,659
Total stockholders’ equity	348,314	305,543
Total liabilities and stockholders’ equity	$13,240,455	$11,087,288

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY

CONSOLIDATED STATEMENTS OF INCOME

(Dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
		(Restated)		(Restated)
Revenues:
Traditional life and accident and health insurance premiums	$3,539	$3,581	$10,559	$11,680
Annuity and single premium universal life product charges	6,105	5,355	19,390	15,671
Net investment income	142,350	109,434	400,411	314,220
Realized gains (losses) on investments	(7,057)	422	(6,605)	811
Change in fair value of derivatives	16,038	(19,696)	(21,924)	(18,815)
Total revenues	160,975	99,096	401,831	323,567

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	3,338	2,424	10,296	10,055
Interest credited to account balances	93,882	77,368	224,812	236,965
Change in fair value of embedded derivatives	14,746	(25,913)	11,381	(53,244)
Interest expense on notes payable	4,082	245	12,271	1,100
Interest expense on subordinated debentures	3,826	2,428	10,014	6,821
Interest expense on amounts due under repurchase agreements	3,162	1,047	6,825	2,160
Amortization of deferred policy acquisition costs	14,445	16,551	47,105	46,442
Other operating costs and expenses	8,648	8,283	26,526	24,637
Total benefits and expenses	146,129	82,433	349,230	274,936

Income before income taxes and minority interest	14,846	16,663	52,601	48,631
Income tax expense	5,183	5,952	18,178	33,573
Income before minority interest	9,663	10,711	34,423	15,058
Minority interest	2,500	—	2,500	(326)
Net income	$7,163	$10,711	$31,923	$15,384

Earnings per common share	$0.19	$0.28	$0.83	$0.40
Earnings per common share - assuming dilution (a)	$0.17	$0.26	$0.75	$0.38
Weighted average common shares outstanding (in thousands):
Earnings per common share	38,497	38,258	38,416	38,117
Earnings per common share - assuming dilution	43,786	42,920	43,733	43,113

(a)          The numerator for earnings per common share - assuming dilution is equal to net income plus the after tax cost of interest on convertible subordinated debentures issued to a subsidiary trust.  The after tax cost of such interest was $301 for the three months ended September 30, 2005, $308 for the three months ended September 30, 2004, $902 for the nine months ended September 30, 2005 and $952 for the nine months ended September 30, 2004.

Operating Income

Nine months ended September 30, 2005

	As Reported	Realized Gain and FIN 46 Adjustments	FAS 133 Adjustments	Operating Income (a)
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$10,559	$—	$—	$10,559
Annuity and single premium universal life product charges	19,390	—	—	19,390
Net investment income	400,411	453	—	400,864
Realized gains (losses) on investments	(6,605)	6,605	—	—
Change in fair value of derivatives	(21,924)	—	10,121	(11,803)
Total revenues	401,831	7,058	10,121	419,010

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	10,296	—	—	10,296
Interest credited to account balances	224,812	712	3,374	228,898
Change in fair value of embedded derivatives	11,381	—	(11,381)	—
Interest expense on General Agency Commission and Servicing Agreement	—	2,641	—	2,641
Interest expense on notes payable	12,271	(1,725)	—	10,546
Interest expense on subordinated debentures	10,014	—	—	10,014
Interest expense on amounts due under repurchase agreements	6,825	—	—	6,825
Amortization of deferred policy acquisition costs	47,105	2,347	9,754	59,206
Other operating costs and expenses	26,526	(377)	—	26,149
Total benefits and expenses	349,230	3,598	1,747	354,575

Income before income taxes and minority interest	52,601	3,460	8,374	64,435
Income tax expense	18,178	862	2,931	21,971
Income before minority expense	34,423	2,598	5,443	42,464
Minority interest	2,500	(2,500)	—	—
Net income	$31,923	$5,098	$5,443	$42,464

Earnings per common share	$0.83			$1.11
Earnings per common share – assuming dilution	$0.75			$0.99

(a)          In addition to net income, we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance.  Operating income equals net income adjusted to eliminate the impact of net realized gains and losses on investments, the impact of FIN 46, dealing with the consolidation of variable interest entities, and the impact of FAS 133, dealing with market value changes in derivatives.  Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends.  We believe the combined presentation and evaluation of operating income together with net income, provides information that may enhance an investor’s understanding of our underlying results and profitability.

Operating Income

Three months ended September 30, 2005

	As Reported	Realized Gain and FIN 46 Adjustments	FAS 133 Adjustments	Operating Income (a)
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$3,539	$—	$—	$3,539
Annuity and single premium universal life product charges	6,105	—	—	6,105
Net investment income	142,350	142	—	142,492
Realized gains (losses) on investments	(7,057)	7,057	—	—
Change in fair value of derivatives	16,038	—	(5,316)	10,722
Total revenues	160,975	7,199	(5,316)	162,858

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	3,338	—	—	3,338
Interest credited to account balances	93,882	712	1,643	96,237
Change in fair value of embedded derivatives	14,746	—	(14,746)	—
Interest expense on General Agency Commission and Servicing Agreement	—	778	—	778
Interest expense on notes payable	4,082	(528)	—	3,554
Interest expense on subordinated debentures	3,826	—	—	3,826
Interest expense on amounts due under repurchase agreements	3,162	—	—	3,162
Amortization of deferred policy acquisition costs	14,445	2,347	3,972	20,764
Other operating costs and expenses	8,648	(94)	—	8,554
Total benefits and expenses	146,129	3,215	(9,131)	140,213

Income before income taxes and minority interest	14,846	3,984	3,815	22,645
Income tax expense	5,183	1,049	1,335	7,567
Income before minority interest	9,663	2,935	2,480	15,078
Minority interest	2,500	(2,500)	—	—
Net income	$7,163	$5,435	$2,480	$15,078

Earnings per common share	$0.19			$0.39
Earnings per common share – assuming dilution	$0.17			$0.35

(a)          In addition to net income, we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance.  Operating income equals net income adjusted to eliminate the impact of net realized gains and losses on investments, the impact of FIN 46, dealing with the consolidation of variable interest entities, and the impact of FAS 133, dealing with market value changes in derivatives.  Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends.  We believe the combined presentation and evaluation of operating income together with net income, provides information that may enhance an investor’s understanding of our underlying results and profitability.

Operating Income/Net Income Quarterly Summary – Most Recent 5 Quarters	Q3 2005	Q2 2005	Q1 2005	Q4 2004	Q3 2004
				(Restated)	(Restated)
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$3,539	$3,264	$3,756	$3,435	$3,581
Annuity and single premium universal life product charges	6,105	7,023	6,262	6,791	5,355
Net investment income	142,492	133,365	125,007	114,196	109,783
Change in fair value of derivatives	10,722	(8,955)	(13,570)	(5,495)	6,768
Total revenues	162,858	134,697	121,455	118,927	125,487

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	3,338	3,326	3,632	3,368	2,424
Interest credited to account balances	96,237	70,739	61,922	67,627	77,270
Interest expense on General Agency Commission and Servicing Agreement	778	874	989	422	684
Interest expense on notes payable	3,554	3,446	3,546	1,148	97
Interest expense on subordinated debentures	3,826	3,142	3,046	2,788	2,428
Interest expense on amounts due under repurchase agreements	3,162	2,235	1,428	988	1,047
Amortization of deferred policy acquisition costs	20,764	19,955	18,487	17,249	16,379
Other operating costs and expenses	8,554	9,474	8,121	7,657	8,132
Total benefits and expenses	140,213	113,191	101,171	101,247	108,461

Operating income before income taxes	22,645	21,506	20,284	17,680	17,026
Income tax expense	7,567	7,396	7,008	5,925	6,078

Operating income (a)	15,078	14,110	13,276	11,755	10,948
Realized gains (losses) on investments, net of offsets	(2,599)	143	151	86	274
Net effect of FIN 46	(2,836)	(77)	120	159	22
Net effect of FAS 133	(2,480)	(1,944)	(1,019)	1,939	(533)

Net income	$7,163	$12,232	$12,528	$13,939	$10,711

Operating income per common share (a)	$0.39	$0.37	$0.35	$0.31	$0.29
Operating income per common share - assuming dilution (a)	$0.35	$0.33	$0.31	$0.28	$0.26
Earnings per common share	$0.19	$0.32	$0.33	$0.36	$0.28
Earnings per common share - assuming dilution	$0.17	$0.29	$0.29	$0.33	$0.26

Weighted average common shares outstanding (in thousands):
Earnings per common share	38,497	38,379	38,372	38,284	38,258
Earnings per common share - assuming dilution	43,786	43,749	43,665	43,045	42,920

(a)          In addition to net income, we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance.  Operating income equals net income adjusted to eliminate the impact of net realized gains and losses on investments, the impact of FIN 46, dealing with the consolidation of variable interest entities, and the impact of

FAS 133, dealing with market value changes in derivatives.  Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends.  We believe the combined presentation and evaluation of operating income together with net income, provides information that may enhance an investor’s understanding of our underlying results and profitability.

Capitalization/ Book Value per Share

	September 30, 2005	December 31, 2004
	(Dollars in thousands, except per share data)
Capitalization:
Notes payable	$277,424	$283,375
Subordinated debentures payable to subsidiary trusts	209,907	173,576
Total debt	487,331	456,951

Total stockholders’ equity	348,314	305,543

Total capitalization	835,645	762,494
Accumulated other comprehensive loss (AOCL)	21,223	19,269
Total capitalization excluding AOCL (a)	$856,868	$781,763

Total stockholders’ equity	$348,314	$305,543
Accumulated other comprehensive loss	21,223	19,269
Total stockholders’ equity excluding AOCL (a)	$369,537	$324,812

Common shares outstanding	40,042,956	38,360,343

Book Value per Share: (b)
Book value per share including AOCL	$8.70	$7.97
Book value per share excluding AOCL (a)	$9.23	$8.47

Debt-to-Capital Ratios: (a)
Senior debt / Total capitalization excluding AOCL	32.4%	36.2%
Adjusted debt / Total capitalization excluding AOCL (c)	42.2%	43.8%

(a)                                  Total capitalization, total stockholders’ equity, book value per share and debt-to-capital ratios excluding AOCL, non-GAAP financial measures, are based on stockholders’ equity excluding the effect of accumulated other comprehensive loss.  Since AOCL fluctuates from quarter to quarter due to unrealized changes in the fair market value of available for sale investments caused principally by changes in market interest rates, we believe these non-GAAP financial measures provide useful supplemental information.

(b)                                 Book value per share including and excluding AOCL is calculated as total stockholders’ equity and total stockholders’ equity excluding AOCL divided by the total number of shares of common stock outstanding.

(c)                                  Subordinated debentures payable to subsidiary trusts (qualifying trust preferred securities) are treated as 100% equity, except to the extent the total amount outstanding exceeds 15% of total capitalization (including AOCL).

Annuity Deposits by Product Type

	Nine Months Ended September 30,		Year Ended December 31,
Product Type	2005	2004	2004

Index Annuities:
Index Strategies	$1,316,725	$749,312	$1,119,398
Fixed Strategy	685,289	353,915	545,630
	2,002,014	1,103,227	1,665,028
Fixed Rate Annuities:
Single-Year Rate Guaranteed	164,359	232,384	287,619
Multi-Year Rate Guaranteed	10,720	18,276	21,324
	175,079	250,660	308,943

Total before coinsurance ceded	2,177,093	1,353,887	1,973,971
Coinsurance ceded (a)	4,055	201,102	202,064

Net after coinsurance ceded	$2,173,038	$1,152,785	$1,771,907

(a)          All Multi-Year Rate Guaranteed annuity deposits are excluded from the coinsurance agreements.
2004: 20% of all other annuity deposits received through July 31, 2004.

Surrender Charge Protection and Fund Values by Product Type

Annuity Surrender Charges and Net (of coinsurance) Fund Values at September 30, 2005

	Surrender Charge			Net Fund Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Thousands	%

Index Annuities	13.3	11.1	14.3%	$6,444,494	67.8%
Single-Year Fixed Rate Guaranteed Annuities	10.5	7.0	10.2%	1,794,264	18.9%
Multi-Year Fixed Rate Guaranteed Annuities	5.7	2.2	6.0%	1,260,282	13.3%

Total	11.9	9.3	12.6%	$9,499,040	100.0%

Annuity Liability Characteristics

	Fixed Annuities Account Value	Index Annuities Account Value

SURRENDER CHARGE PERCENTAGES (1):
No surrender charge	$167,821	$8,931
< 1 percent	—	106
1 percent	9,765	3,714
2 percent	11,208	7,376
3 percent	18,136	592
4 percent	44,583	21,626
5 percent	631,702	36,647
6 percent	228,680	61,798
7 percent	232,344	218,014
8 percent	211,277	151,851
9 percent	314,803	769,732
10 percent or greater	1,184,227	5,164,107
Total	$3,054,546	$6,444,494

APPLICABLE GUARANTEE PERIOD:
Annual reset (2)	$1,953,551	$6,348,910
Multi-year (3 - 5 years)	1,100,995	95,584
Total	$3,054,546	$6,444,494

ULTIMATE MINIMUM GUARANTEE RATE (3):
2 percent	—	$1,551
2.20 percent	2,829	49,099
2.25 percent (4)	251,735	2,264,571
3 percent	2,684,554	2,997,304
3.5 percent (5)	—	1,131,969
4 percent	115,428	—
Total	$3,054,546	$6,444,494

Annuity Liability Characteristics

	Fixed Annuities Account Value	Index Annuities Account Value

CREDITED RATE (INCLUDING BONUS INTEREST) VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL (6) (7):
No differential	$105,467	—
› 0.0% - 0.5%	1,538,080	761,957
› 0.5% - 1.0%	152,974	1,106,236
› 1.0% - 1.5%	204,750	79,169
› 1.5% - 2.0%	20,936	267
› 2.0% - 2.5%	129,443	1,395
› 2.5% - 3.0%	326,248	7,120
Greater than 3.0%	576,648	1,732
Cumulative floor (3)	—	4,486,618
Total	$3,054,546	$6,444,494

(1)          In addition, $1,565,324 (51%) of the Fixed Annuities Account Value have market value adjustment protection.

(2)          The contract features for 99% of the Index Annuities Account Value provide for the annual reset of contractual features that effect the cost of money.  The contract features for the remaining 1% are reset every two years.

(3)          Index Annuities provide guarantees based on a cumulative floor over the term of the product.  Rates used to determine the cumulative floor may be applied to less than 100% of the annuity deposit received.

(4)          Products have a guarantee of 2.25% for the first 10 years, & 3.00% thereafter.

(5)          Products have a guarantee of 3.5% for the first 5 years, & 3.00% thereafter.

(6)          Recent issues may contain bonus interest rates ranging from 1.0% to 3.0%.

(7)          Includes products with multi-year guarantees for which the credited rate cannot be decreased to the ultimate minimum guaranteed rate until the end of the multi-year period.  The weighted average differential between the current credited rate and the ultimate minimum guaranteed rate on the multi-year guarantee fixed annuity account values was approximately 282 basis points.

Spread Results

	Nine Months Ended
	September 30,		FY
	2005	2004	2004
Average yield on invested assets	6.19%	6.32%	6.28%
Cost of Money
Aggregate	3.69%	3.93%	3.90%
Average net cost of money for index annuities	3.34%	3.37%	3.37%
Average crediting rate for fixed rate annuities:
Annually adjustable	3.33%	3.47%	3.47%
Multi-year rate guaranteed	5.55%	5.59%	5.57%

Investment spread:
Aggregate	2.50%	2.39%	2.38%
Index annuities	2.85%	2.95%	2.91%
Fixed rate annuities:
Annually adjustable	2.86%	2.85%	2.81%
Multi-year rate guaranteed	0.64%	0.73%	0.71%

Summary of Invested Assets

	September 30, 2005		December 31, 2004
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)

Fixed maturity securities:
United States Government and agencies	$7,093,793	72.1%	$5,730,894	72.1%
Public utilities	52,707	0.5%	44,849	0.6%
Corporate securities	569,810	5.8%	338,407	4.3%
Redeemable preferred stocks	48,656	0.5%	35,369	0.4%
Mortgage and asset-backed securities:
Government	230,757	2.4%	257,004	3.2%
Non-Government	401,590	4.1%	397,293	5.0%
Total fixed maturity securities	8,397,313	85.5%	6,803,816	85.6%
Equity securities	58,235	0.6%	38,303	0.5%
Mortgage loans on real estate	1,220,622	12.4%	959,779	12.0%
Derivative instruments	156,352	1.6%	148,006	1.9%
Policy loans	373	—	362	—
Total cash and investments	$9,832,895	100.0%	$7,950,266	100.0%

Credit Quality of Fixed Maturity Securities

		September 30, 2005		December 31, 2004
NAIC Designation	Rating Agency Equivalent	Carrying Amount	Percent	Carrying Amount	Percent
		(Dollars in thousands)

1	Aaa/Aa/A	$7,958,431	94.8%	$6,585,322	96.8%
2	Baa	345,846	4.1%	162,298	2.4%
3	Ba	70,073	0.8%	20,555	0.3%
4	B	3,491	—	14,124	0.2%
5	Caa and lower	12,604	0.2%	13,298	0.2%
6	In or near default	6,868	0.1%	8,219	0.1%
	Total fixed maturity securities	$8,397,313	100.0%	$6,803,816	100.0%

Watch List Securities - Aging of Gross Unrealized Losses - September 30, 2005

Issuer	Amortized Cost	Unrealized Losses	Estimated Fair Value	Maturity Date	Months Below Amortized Cost
	(Dollars in thousands)
Ford	$5,003	$(1,103)	$3,900	07/16/2031	6

Mortgage Loans by Region and Property Type

	September 30, 2005		December 31, 2004
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)
Geographic distribution
East	$234,973	19.3%	$196,805	20.5%
Middle Atlantic	88,245	7.2%	80,098	8.3%
Mountain	190,242	15.6%	148,608	15.5%
New England	48,166	3.9%	50,624	5.3%
Pacific	101,072	8.3%	84,860	8.8%
South Atlantic	219,194	18.0%	166,606	17.4%
West North Central	244,047	19.9%	165,041	17.2%
West South Central	94,683	7.8%	67,137	7.0%
Total mortgage loans	$1,220,622	100.0%	$959,779	100.0%

Property type distribution
Office	$348,058	28.5%	$296,995	30.9%
Medical Office	72,991	6.0%	65,396	6.8%
Retail	276,786	22.7%	218,133	22.7%
Industrial/Warehouse	287,614	23.6%	236,835	24.7%
Hotel	52,659	4.3%	25,652	2.7%
Apartments	66,093	5.4%	44,984	4.7%
Mixed use/other	116,421	9.5%	71,784	7.5%
Total mortgage loans	$1,220,622	100.0%	$959,779	100.0%

Shareholder Information

Corporate Offices:

American Equity Investment Life Holding Company

5000 Westown Parkway Suite 440

West Des Moines, IA 50266

Inquiries:

Debra J. Richardson, Investor Relations	D. J. Noble, Chairman
(515) 273-3551, drichardson@american-equity.com	(515) 457-1703, dnoble@american-equity.com

John M. Matovina, Vice Chairman

(515) 273-3552, jmatovina@american-equity.com

Common Stock and Dividend Information:

New York Stock Exchange symbol: “AEL”

				Dividend
	High	Low	Close	Declared
2005
First Quarter	$12.92	$10.14	$12.79	$0.00
Second Quarter	$12.79	$10.08	$11.88	$0.00
Third Quarter	$11.96	$10.41	$11.35	$0.00

2004
First Quarter	$13.15	$10.05	$12.85	$0.00
Second Quarter	$13.10	$9.75	$9.95	$0.00
Third Quarter	$10.22	$8.79	$9.49	$0.00
Fourth Quarter	$11.00	$9.41	$10.77	$0.01

Transfer Agent:	Analyst Coverage:

Computershare	Steven Schwartz	Elizabeth C. Malone
P.O. Box 43010	Raymond James Financial, Inc.	Advest, Inc.
Providence, RI 02940-0310	(312) 612-7686	(301) 774-3782
Phone: (877) 282-1169	steven.schwartz@raymondjames.com	elizabeth.malone@advest.com

Fax: (781) 575-2723

www.computershare.com/equiserve

Annual Report and Other Information:

Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Debra J. Richardson, Senior Vice President, at (515) 457-1704 by visiting our web site at www.american-equity.com.